UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Gardiner Healthcare Acquisitions Corp.
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Gardiner Healthcare Acquisitions Corp.
3107 Warrington Road
Shaker Heights, OH 44120

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 21, 2022
To the Stockholders of Gardiner Healthcare Acquisitions Corp.:
You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Gardiner Healthcare Acquisitions Corp. (“Gardiner Healthcare,” the “Company,” “we,” “us” or “our”) to be held on December 21, 2022 at 10:00 a.m., Eastern time, a via live webcast at www.virtualshareholdermeeting.com/GDNR2022SM, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, to consider and vote upon the following proposals:
•
Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Gardiner Healthcare’s amended and restated certificate of incorporation (the “charter”) to allow us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional three months, from December 27, 2022 (the date which is 12 months from the closing date of our initial public offering of our units (the “IPO”)) to March 27, 2023, by depositing into the trust account (the “trust account”) $300,000 (the “Extension Payment”) for the three-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension;

•
Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated December 21, 2021, by and between Continental Stock Transfer & Trust Company and Gardiner Healthcare (the “Trust Agreement”), allowing us to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023 (the “Trust Amendment”), by depositing into the trust account the Extension Payment for the 3-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional 1 month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension;

•
Proposal No. 3 - The Director Proposal – a proposal to re-elect seven directors to the Company’s board of directors, with each such director to serve until the annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified; and

•
Proposal No. 4 - The Auditor Proposal – a proposal to ratify the selection by our Audit Committee of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement.
Our IPO prospectus and charter provide that we have until December 27, 2022 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our charter and Trust Agreement provide that we have the right to extend the period of time to consummate a Business Combination up to two times by an additional three months each time (for a total of up to 18 months to complete a Business Combination) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $862,500 for each such three-month extension (resulting in a total deposit of $1,725,000 in the event both extensions are elected) (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023 by depositing into the trust account the Extension Payment for the 3-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension. The board of directors of the Company (the “Board”)

currently believes that there will not be sufficient time before December 27, 2022, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extension is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.
Holders (“public stockholders”) of shares of our common stock sold in our IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
We estimate that the per-share price at which public shares may be redeemed from cash held in the trust account was approximately $10.19 as of November 25, 2022. The closing price of our common stock on November 25, 2022, was $10.11. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.
If the Extensions are not approved by December 27, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock. A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Auditor Proposal.

The Board has fixed the close of business on November 23, 2022 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Director Proposal and the Auditor Proposal.
Under Delaware law and our bylaws, no other business may be transacted at the special meeting.
Enclosed is the proxy statement containing detailed information concerning each of the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.
We look forward to seeing you at the meeting.
Dated: November 29, 2022
By Order of the Board of Directors,

/s/ Marc F. Pelletier
Chairman of the Board of Directors
Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 21, 2022: This notice of meeting, accompanying proxy statement and our 2021 annual report on Form 10-K are available at www.proxyvote.com.

GARDINER HEALTHCARE ACQUISITIONS CORP.
3107 Warrington Road
Shaker Heights, OH 44120

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 21, 2022

PROXY STATEMENT
The special meeting of stockholders (the “special meeting”) of Gardiner Healthcare Acquisitions Corp. (“Gardiner Healthcare,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on December 21, 2022 at 10:00 a.m., Eastern time, a via live webcast at www.virtualshareholdermeeting.com/GDNR2022SM, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, to consider and vote upon the following proposals:
•
Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Gardiner Healthcare’s amended and restated certificate of incorporation (the “charter”) to allow us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional three months, from December 27, 2022 (the date which is 12 months from the closing date of our initial public offering of our units (the “IPO”)) to March 27, 2023, by depositing into the trust account (the “trust account”) $300,000 (the “Extension Payment”) for the three-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension;

•
Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated December 21, 2021, by and between Continental Stock Transfer & Trust Company and Gardiner Healthcare (the “Trust Agreement”), allowing us to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023 (the “Trust Amendment”), by depositing into the trust account the Extension Payment for the 3-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional 1 month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension;

•
Proposal No. 3 - The Director Proposal – a proposal to re-elect seven directors to the Company’s board of directors, with each such director to serve until the annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified; and

•
Proposal No. 4 - The Auditor Proposal – a proposal to ratify the selection by our Audit Committee of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The IPO prospectus and charter provide that we have until December 27, 2022 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our charter and Trust Agreement provide that we have the right to extend the period of time to consummate a Business Combination up to two times by an additional three months each time (for a total of up to 18 months to complete a Business Combination) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $862,500 for each such three-month extension (resulting in a total deposit of $1,725,000 in the event both extensions are elected) (each, an “Extension Election”), as described in more detail in the IPO prospectus. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will not have to rely on an Extension Election, but will instead have the right to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023 by depositing into the trust account the Extension Payment for the 3-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension.
The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before December 27, 2022, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extensions is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.
Holders (“public stockholders”) of shares of our common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.
Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock. A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Auditor Proposal.
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $88,252,604 held in the trust account as of November 25, 2022 (less funds that may be withdrawn to pay taxes). In such event, we may need to obtain additional funds to complete a Business Combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extensions are not approved by December 27, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
In the IPO, we issued and sold to the public, units consisting of shares of common stock and warrants. We also issued identical warrants in a private placement to Gardiner Healthcare Holdings, LLC, a Delaware limited liability company (“Gardiner Sponsor”), Chardan Gardiner LLC, a Delaware limited liability company and an affiliate of Chardan (“Chardan Gardiner”) , and CCMAUS Pty Ltd., an Australian company (“CCMAUS” and together with Gardiner Sponsor and Chardan Gardiner, the “Co-Sponsors”).
Prior to the IPO, the Co-Sponsors, officers, and directors waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company and warrants issued to the Co-Sponsors. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

Gardiner Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked Gardiner Sponsor to reserve for such indemnification obligations, nor have we independently verified whether Gardiner Sponsor has sufficient funds to satisfy their indemnity obligations and we believe that Gardiner Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that Gardiner Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares was approximately $10.19 (based on the amount in trust at November 25, 2022). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10 due to unforeseen claims of potential creditors.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
Approval of the Extensions will constitute consent for Gardiner Healthcare to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before March 27, 2023 (or up to June 27, 2023, as applicable). Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through March 27, 2023 (or up to June 27, 2023, as applicable) if the Extensions are approved.
The record date for the special meeting is November 23, 2022. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 10,781,250 outstanding shares of common stock. Our warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement, including the form of proxy, and our 2021 annual report on Form 10-K are first being mailed to stockholders on or about November 30, 2022.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Q.	Why am I receiving this proxy statement?
A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on December 21, 2022 at 10:00 a.m., Eastern time, a via live webcast at www.virtualshareholdermeeting.com/GDNR2022SM, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Gardiner Healthcare is a blank check company incorporated in Delaware whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2021, we consummated our IPO from which we derived net proceeds of $87,112,500. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is December 27, 2022, unless there is an Extension Election. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until March 27, 2023 (or up to June 27, 2023, as applicable) in order to allow the Company more time to complete a Business Combination, as the Company will not be able to do so by December 27, 2022 and the Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Therefore, the Board is submitting proposals 1 and 2 described in this proxy statement for the stockholders to vote upon. In addition, we are proposing the re-election of seven directors to the Board and the ratification of the selection by our Audit Committee of BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q.	What is being voted on?
A. You are being asked to vote on:

  • a proposal to amend our charter, allowing us to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023, by depositing into the trust account the Extension Payment for the 3-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension;

  • a proposal to amend the Trust Agreement, allowing us to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension;

  • a proposal to re-elect seven directors to the Board, with each such director to serve until the annual meeting of stockholders following this special meeting or until his successor is elected and qualified; and

  • a proposal to ratify the selection by our Audit Committee of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q.	What is the purpose of the Extensions?
A. The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate a Business Combination. We intend to hold another stockholders meeting prior to March 27, 2023 (or up to June 27, 2023, as applicable) in order to seek stockholder approval of a Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Extensions are implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a Business Combination on or before March 27, 2023 (or up to June 27, 2023, as applicable).

We will not proceed with the Extensions if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extensions are approved and the amount remaining in the trust account may be only a fraction of the approximately $87,872,371 (including interest but less the funds used to pay taxes) that was in the trust account as of November 25, 2022, which could impact our ability to consummate a Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by December 27, 2022, unless there is an Extension Election, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company (but not including shares acquired in the open market) (the “private shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

Q.	Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?
A. Our charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before December 27, 2022, unless there is an Extension Election. However, our Board currently believes that there will not be sufficient time before December 27, 2022 to complete a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The Company needs additional time to complete a Business Combination. The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. In the event that we enter into a definitive agreement to consummate a Business Combination, we will need additional time to prepare, file with the SEC, and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable).

Q.	Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?
A. Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,00 for each additional one month extension. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before December 27, 2022, if there is no Extension Election, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. Our Board also believes, however, that is in the best interests of our stockholders to provide the Company with additional time to complete a Business Combination.

Q.	How do the Gardiner Healthcare insiders intend to vote their shares?
A. All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all of the proposals.

Our directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 1,436,563 founder shares, representing approximately 13.3% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date. In addition, Chardan Gardiner and CCMAUS each hold 370,125 founder shares and 349,562 founder shares, respectively. Jonas Grossman is the managing member of Chardan Gardiner, and as such has voting and investment discretion with respect to the common stock held of record by Chardan Gardiner and may be deemed to have beneficial ownership of the common stock held directly by Chardan Gardiner. Mr. Grossman disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Mohendra Moodley and James Garton are the directors of CCMAUS, and as such have voting and investment discretion with respect to the common stock held of record by CCMAUS and may be deemed to have beneficial ownership of the common stock held directly by CCMAUS. Messrs. Moodley and Garton disclaim any beneficial ownership of the reported common stock other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. Any public shares held by affiliates of Gardiner Healthcare may be voted in favor of the proposals.

Q.	What vote is required to approve each of the proposals?
A. Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as directors.

Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Proposal.

With respect to the Director Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the results of the election of directors, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Q.	What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?
A. If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extensions are implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q.	Will you seek any further extensions to liquidate the trust account?
A. Other than the extensions until the March 27, 2023 (or up to June 27, 2023, as applicable) as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a Business Combination. We have provided that all holders of public shares, including those who vote for the Extensions, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for December 21, 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future Business Combinations, or, if we do not consummate a Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable), such holders shall be entitled to their pro rata portion of the trust account on such date.

Q.	What happens if the Charter Amendment is not approved?
A. If the Charter Amendment is not approved and we have not consummated a business combination by December 27, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

Q.	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?
A. If the Charter Amendment Proposal is approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until March 27, 2023 (or up to June 27, 2023, as applicable). If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable).

If the Extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Extensions are implemented, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of November 25, 2022. However, we will not proceed with the Extensions if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	Would I still be able to exercise my redemption rights if I vote against a proposed business combination?
A. Unless you elect to redeem all of your shares, you will be able to vote on any Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the charter.

Q.	How do I change my vote?
A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Gardiner Healthcare’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.

Q.	How are votes counted?
A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as directors.

Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Proposal.

With respect to the Director Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the results of the election of directors, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. Only the Auditor Proposal is considered a routine matter. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?
A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q.	What is a quorum requirement?
A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?
A. Only holders of record of our common stock at the close of business on November 23, 2022, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 10,781,250 shares of common stock, including 8,625,000 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How does the Board recommend I vote?
A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Director Proposal and the Auditor Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?
A. Gardiner Healthcare’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Gardiner Healthcare’s Directors and Officers.”

Q.	What if I object to the Charter Amendment and Trust Amendment Proposal? Do I have appraisal rights?
A. If you do not want the Charter Amendment Proposal and Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future Business Combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment or the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by March 27, 2023 (or up to June 27, 2023, as applicable). Our stockholders do not have appraisal rights in connection with the Charter Amendment and Trust Amendment Proposal under the DGCL.

Q.	What happens to the Gardiner Healthcare warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?
A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by December 27, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Q.	What happens to the Gardiner Healthcare warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?
A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a Business Combination until March 27, 2023 (or up to June 27, 2023, as applicable), and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q.	What do I need to do now?
A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?
A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I redeem my shares of Gardiner Healthcare common stock?
A. If the Extensions are implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by March 27, 2023 (or up to June 27, 2023, as applicable).

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?
A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?
A. We will pay for the entire cost of soliciting proxies. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $27,500 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Where do I find the voting results of the special meeting?
A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, we are required to file with the SEC within four business days following the special meeting.

Q.	Who can help answer my questions?
A. If you have questions, you may write or call Gardiner Healthcare’s proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: GDNR.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
•	the ability of the Company to effect the Charter Amendment or Trust Amendment or consummate a Business Combination;
•	unanticipated delays in the distribution of the funds from the trust account;
•	claims by third parties against the trust account; or
•	the ability of the Company to finance and consummate a Business Combination.
You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated December 21, 2021 (Registration No. 333-260422), our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND
The Company
We are a blank check company incorporated as a Delaware corporation on March 25, 2021, whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.
On December 27, 2021, we consummated our IPO of 7,500,000 units at a price of $10.00 per unit, generating gross proceeds of $75,000,000. Each unit consists of one share of common stock and one redeemable warrant (“public warrant”), with each public warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share. On December 29, 2021, the underwriter exercised its over-allotment option in full, resulting in our issuance of an additional 1,125,000 units at a public offering price of $10.00 per unit. After giving effect to the exercise and close of the over-allotment option, an aggregate of 8,625,000 units were issued in the IPO, with aggregate gross proceeds of $86,250,000.
Our units began trading on December 21, 2021 on the Nasdaq Global Market (“Nasdaq”) under the symbol “GDNRU.” Commencing on January 13, 2022, the shares of common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “GDNR” and “GDNRW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “GDNRU.”
On March 25, 2021, Gardiner Sponsor purchased 2,156,250 founder shares from us for $25,000, or approximately $0.012 per share. On April 9, 2021, Gardiner Sponsor sold (i) 388,125 founder shares to Chardan Gardiner and (ii) 366,562 founder shares to CCMAUS, in each case, for approximately $0.012 per share, resulting in Gardiner Sponsor holding a balance of 1,401,563 founder shares. On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 50,000 founder shares to Mr. Linton and Mr. Sciavolino, with each receiving 25,000 founder shares. On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to Mr. Ryan. Additionally, on October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to Mr. Rossen. As a result, Gardiner Sponsor, Chardan Gardiner, and CCMAUS respectively hold 1,336,563 founder shares, 370,125 founder shares, and 349,562 founder shares.
Simultaneously with the closing its initial public offering, the Company consummated the sale of 4,450,000 private placement warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to the Company’s Co-Sponsors, Gardiner Sponsor, Chardan Gardiner, and CCMAUS, generating gross proceeds of $4,450,000. Simultaneously with the exercise of the over-allotment option, the Company consummated the private sale (the “Additional Private Sale”) of (i) an additional 295,313 Private Placement Warrants to Gardiner Sponsor (the “Additional Gardiner Healthcare Warrants”) at a price of $1.00 per additional Private Placement Warrant, (ii) an additional 50,624 Private Placement Warrants to Chardan Gardiner (the “Additional Chardan Gardiner Warrants”) at a price of $1.00 per additional Private Placement Warrant, and (iii) an additional 47,813 Private Placement Warrants to CCMAUS (the “Additional CCMAUS Warrants”; together with the Additional Gardiner Healthcare Warrants and the Additional Chardan Gardiner Warrants, collectively, the “Additional Private Placement Warrants”) at a price of $1.00 per Additional Private Placement Warrant, generating additional gross proceeds of $393,750.
A total of $87,112,500 from the net proceeds of the sale of the units in our initial public offering and the sale of the private placements, including as a result of the full exercise of the underwriters’ over-allotment option, was placed in the trust account established for the benefit of our public stockholders, with Continental Stock Transfer & Trust Company acting as trustee.
As of November 25, 2022, we had approximately $87,872,371 (including interest but less the funds used to pay taxes) in the trust account.
The mailing address of our principal executive office is 3107 Warrington Road, Shaker Heights, Ohio 44120, and our telephone number is (216) 633-6708.

The Special Meeting
Date, Time and Place. The special meeting of stockholders will be held on December 21, 2022 at 10:00 a.m., Eastern time, via live webcast at www.virtualshareholdermeeting.com/GDNR2022SM, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company.
Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on November 23, 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.
Votes Required. Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as directors.
Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.
With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Proposal.
With respect to the Director Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the outcome of the election of directors, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.
At the close of business on the record date, there were 10,781,250 outstanding shares of common stock, including 8,625,000 public shares, each of which entitles its holder to cast one vote per proposal.
If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the trust account in the event the Extensions are implemented, which will be paid shortly after the special meeting scheduled for December 21, 2022, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal or abstain.
Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.
We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $27,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 – THE CHARTER AMENDMENT PROPOSAL
The Charter Amendment
We are proposing to amend our charter to allow us to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each one month additional extension. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extensions. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.
All holders of our public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extensions are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.
Reasons for the Charter Amendment
The IPO prospectus and charter originally provides that we have until December 27, 2022 (the date which was 12 months after the consummation of the IPO) to complete a Business Combination. Our charter and Trust Agreement further provide that we have the right to extend the period of time to consummate a Business Combination up to two times by an additional three months each time (for a total of up to 18 months to complete a Business Combination) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, $862,500 for each such three-month extension (each, an “Extension Election”), as described in more detail in our IPO prospectus. If the Charter Amendment Proposal is approved, we will instead have the right to extend the Combination Period for an additional three (3) months, from December 27, 2022 to March 27, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the trust account $100,000 for each additional one month extension.
Our Board believes that there will not be sufficient time before December 27, 2022 to allow us to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, we have determined to seek stockholder approval to extend the time for closing a Business Combination beyond December 27, 2022 to March 27, 2023 (or up to June 27, 2023, as applicable). The Company and our officers and directors agreed that we would not seek to amend our charter to allow for a longer period of time to complete a business combination unless we provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.
If the Charter Amendment is Not Approved
If the Charter Amendment is not approved by December 27, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.
If the Charter Amendment is not approved, the trust account will be liquidated as described above, unless there is an Extension Election.
If the Charter Amendment is Approved
If the Charter Amendment and the Trust Amendment are approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until March 27, 2023 (or up to June 27, 2023, as applicable). We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable).
You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Extensions, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable).
If the Charter Amendment Proposal is approved, and the Extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of November 25, 2022. However, we will not proceed with the Extensions if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.
Redemption Rights
If the Charter Amendment Proposal is approved, and the Extensions are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by the March 27, 2023 (or up to June 27, 2023, as applicable).
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON DECEMBER 19, 2022. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of November 25, 2022, this would amount to approximately $10.19 per share. The closing price of the common stock on November 25, 2022, the most recent closing price, was $10.11.
If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.
In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
Possible Claims Against and Impairment of the Trust Account
To protect amounts held in the trust account, Gardiner Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked Gardiner Sponsor to reserve for such indemnification obligations, nor have we independently verified whether Gardiner Sponsor has sufficient funds to satisfy their indemnity obligations and we believe that Gardiner Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that Gardiner Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares was approximately $10.19 at November 25, 2022. Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10 due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.
In the event that the proceeds in the trust account are reduced below $10.10 per public share and Gardiner Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Gardiner Sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Gardiner Sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.10 per share.
Required Vote
Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal.
In addition, the Co-Sponsors, initial stockholders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of our Co-Sponsors, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
Neither Gardiner Sponsor nor Chardan Gardiner is controlled by or has substantial ties with a non-U.S. person, except Gardiner Sponsor’s relationship with CCMAUS. CCMAUS is an Australian company. Mr. Pelletier, who is the Company’s Chief Executive Officer, is a Canadian citizen. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by December 27, 2022 (or March 27, 2023 (or up to June 27, 2023, as applicable) if the Charter Amendment Proposal and the Trust Amendment Proposal are approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Charter Amendment Proposal and the Trust Amendment Proposal have been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Interests of the Company’s Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Charter Amendment Proposal is not approved by December 27, 2022, in accordance with our charter, and if there is no Extension Election, the private shares and the private warrants, which were acquired directly from us, will be worthless;

•
In connection with the IPO, our Co-Sponsors agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•
All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform its obligations to its officers and directors under those provisions;

•
All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•
Our executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, we fail to obtain the Extensions, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a Business Combination is not completed; and

•
We have entered into an Administrative Services Agreement with Gardiner Sponsor, pursuant to which we pay $10,000 per month for general and administrative services, including office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, we will cease paying these monthly fees. Accordingly, Gardiner Sponsor may receive payments in excess of the 12 payments originally contemplated, if the Charter Amendment Proposal is approved.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and or stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.
Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 - THE TRUST AMENDMENT PROPOSAL
In connection with the IPO, $87,112,500 was initially placed in the trust account governed by the Trust Agreement. The Trust Agreement provides that if a Business Combination has not been consummated, upon the date which is 12 months from the date of the closing of the IPO, or December 27, 2022, we may, by resolution of our board of directors if requested by our insiders or their affiliates, extend the period of time to consummate a Business Combination up to two times by an additional three months each time (for a total of up to 18 months to complete a Business Combination); provided that, pursuant to our charter, the only way to extend the time available for us to consummate our initial Business Combination is for our insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the trust account $862,500 ($0.10 per unit, or an aggregate of $1,725,000, if the time to consummate a Business Combination is extended to a full 18 months), on or prior to the date of the applicable deadline.
Reasons for the Trust Amendment
If a Business Combination is not consummated by December 27, 2022 and there is no Extension Election, the trust account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of our outstanding shares of common stock.
Our Board has determined that there is not sufficient time before December 27, 2022 to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extensions.
We are proposing to amend the Trust Agreement to extend the liquidation date from December 27, 2022 (twelve months from the closing of the IPO) to March 27, 2023 (or up to June 27, 2023, as applicable).
The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match March 27, 2023 (or up to June 27, 2023, as applicable) if the Charter Amendment is approved. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.
Approval of the Trust Amendment Proposal is a condition to the implementation of the Extensions.
A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.
If the Trust Amendment is Not Approved
If the Trust Amendment is not approved by December 27, 2022, unless there is an Extension Election, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

If the Trust Amendment is Approved
If the Charter Amendment and the Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the trust account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by March 27, 2023 (or up to June 27, 2023, as applicable). We will then continue to work to consummate a Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable).
Required Vote
Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.
Recommendation
Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.
Our Board recommends that you vote “FOR” the Trust Amendment Proposal.]

PROPOSAL NO. 3 – THE DIRECTOR PROPOSAL
At the special meeting, stockholders are being asked to re-elect seven directors to the Board. As the special meeting is in lieu of the Company’s 2022 annual meeting (being the Company’s first annual meeting since its IPO), the terms of the current directors will expire at the special meeting. However, the Board has nominated each of the current directors for re-appointment, to hold office until the annual meeting of stockholders following this special meeting, or until his or her successor is elected and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect each of Messrs. Pelletier, McGuirk, Sciavolino, Linton, Ryan, and Rossen and Ms. Anderson unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.
For a biography of each of Pelletier, McGuirk, Sciavolino, Linton, Ryan, and Rossen and Ms. Anderson, please see the section entitled “Management.”
Required Vote
Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. You may vote for or withhold your vote for all, or any, of the nominees. Withhold votes and broker non-votes will have no effect on the outcome of the election of directors in the Director Proposal.
All of our directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of re-election of each of the directors in the Director Proposal.
Recommendation of the Board
Our Board recommends that you vote “FOR” the re-election of the director nominees named above.

PROPOSAL NO. 4 – THE AUDITOR PROPOSAL
We are asking our stockholders to ratify the selection by our audit committee of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee intends to reconsider the selection of BDO USA, LLP as the company’s independent registered public accounting firm.
BDO USA, LLP has audited our financial statements for the fiscal year ended December 31, 2021. Representatives of BDO USA, LLP have been invited to but are not expected to be present at the special meeting.
The aggregate fees billed to the Company by BDO USA, LLP for the year ended December 31, 2021 and for the period from March 25, 2021 (inception) through December 31, 2022 are as follows:
	Year Ended December 31, 2022	For the period March 25, 2021 (inception) through December 31, 2021
Audit Fees(1)	$65,000	$161,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total	$65,000	$161,000
(1)
Audit Fees consist of fees incurred for the audits of our annual financial statements and financial statements included in our registration statement on Form S-1, for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q and for fees incurred related to other SEC filings.

(2)
Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” We did not pay BDO for audit-related services for the periods above.

(3)	Tax Fees consist of fees incurred for tax compliance, planning and advisory services. We did not pay BDO for tax planning and tax advice for the periods above.
(4)	All Other Fees consist of products and services provided, other than the products and services described above. We did not pay BDO for other products and services for the periods above.
Pre-Approval Policy
Our audit committee was formed in connection with the effectiveness of our registration statement for our initial public offering on December 21, 2021. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Required Vote
Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Proposal.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Auditor Proposal.
Recommendation
Our Board recommends that you vote “FOR” the ratification of the selection by our audit committee of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

MANAGEMENT
Directors and Executive Officers
Our current directors and executive officers are listed below.
Name	Age	Position
Marc F. Pelletier	52	Chairman and Chief Executive Officer
David P. Jenkins	61	Chief Financial Officer
Paul R. McGuirk	71	Executive Vice President, Chief Development Officer and Director
Janelle R. Anderson	49	Director
Frank C. Sciavolino	82	Director
James P. Linton	60	Director
Thomas F. Ryan, Jr.	45	Director
Matthew Rossen	45	Director
Marc F. Pelletier, PhD has served as our Chairman and Chief Executive Officer since March 2021. He is a scientist-entrepreneur with over thirty years of research and operational experience in the life sciences industry. Mr. Pelletier is a co-founder of Gardiner Founder, LLC and has been serving as a Managing Member since October 2020. Mr. Pelletier founded his first company, Aeromics, as a James Hudson Brown-Alexander B. Coxe Fellow at Yale School of Medicine. He led Aeromics’ drug discovery and development program from bench to clinic, developing a clinical-stage Aquaporin inhibitor to treat diseases of water imbalance, starting with brain swelling or cerebral edema. At Aeromics, Mr. Pelletier served as Chief Executive Officer from 2008 to 2019, Chief Financial Officer from 2008 to 2016 and as a Director from 2013 to 2019, overseeing strategic business and scientific operations. Mr. Pelletier also held the position of Chief Science Officer at Aeromics from 2008 through September 2020, when he launched Gardiner Founder, LLC. In 2015, he co-founded Iridia, Inc., a company developing DNA-based computer hard drive or molecular information storage technology. Mr. Pelletier served as a Director of Iridia from 2016 to 2019, and as secretary of Iridia from 2017 to 2019. Mr. Pelletier has extensive training in the life sciences sector, having completed three Post-Doctoral Fellowships at Yale University: one in the Department of Genetics, another in the Department of Molecular Biophysics & Biochemistry and a third in the Department of Cellular and Molecular Physiology. He received his Ph.D. in Genetics and Cell Biology from McGill University and both a M.Sc. in Genetics and B.Sc. in Biology and Economics from Concordia University in Montreal.
David P. Jenkins has served as our Chief Financial Officer since May 2021. He is a finance and business executive with over thirty-five years of experience in the technology, health and higher education sectors, and is currently serving as Chief Financial Officer of Gardiner Founder, LLC. Mr. Jenkins was an Audit Partner at PricewaterhouseCoopers LLP (“PwC”) with over thirty-one years of experience (1983 to 1994, and 1997 to 2017) serving in the firm’s audit practice. Many of his audit clients were publicly traded technology and/or bioscience companies. Early in his career, he also served as controller to a small, advanced materials business. Since retiring from PwC, Mr. Jenkins has provided financial consulting to several different venture-backed health software or bioscience companies, assisting with business planning, capital raising and financial analysis. In his capacity as an independent financial consultant, Mr. Jenkins’ work includes serving as the Chief Financial Officer of PatientWisdom, Inc. from June 2018 until its sale to NRC Health in January 2021, the Vice President of Finance at Aeromics, Inc. from March 2019 to the present, and the Chief Financial Officer of Bioasis Technologies Inc. from May 2021 to the present. He received his B.A. in Accounting and Business Administration from Muhlenberg College. Mr. Jenkins was also a Certified Public Accountant for many years, but no longer maintains an active license.
Paul R. McGuirk, PhD has served as our Chief Development Officer since March 2021, a Director since April 2021, and our Executive Vice President since October 2021. He brings nearly 40 years of pharmaceutical industry leadership experience to the Company. Prior to joining Gardiner, from March 2009 to November 2020, Mr. McGuirk served in numerous capacities at Aeromics Inc., including as Chief Technology Officer, Executive Vice President and Head of Medicinal Chemistry, Process Chemistry, and Clinical Development, and as a member of the Board of Directors. Mr. McGuirk was responsible for the discovery and development of the only documented clinical stage aquaporin 4 inhibitor for the treatment of brain edema, which is preparing for Phase II clinical trials in China. Prior to Aeromics, Mr. McGuirk was at Pfizer from 1982 to 2009. As a medicinal chemist and manager of Infectious Diseases Medicinal Chemistry at Pfizer Global Research and Development in

Groton, CT, Mr. McGuirk was responsible for leading the discovery and development of the marketed drug danofloxacin/Advocin®, which is approved for treatment of bovine respiratory disease. Mr. McGuirk chaired the Allergy and Respiratory Early Clinical Management Team, addressing numerous development challenges while progressing the inhaled PDEIV inhibitor tofimilast into Phase 2 studies. As a director, Mr. McGuirk led the nearly 100 person interdisciplinary team that pioneered Pfizer’s Absorption, Distribution, Metabolism and Excretion (ADME) & Toxicology program. As Group Director and Executive Director of Chemical Technologies, Mr. McGuirk co-led the large matrix multi-company team that helped build a successful three million compound HTS library. As Executive Director, Mr. McGuirk led the global review and evaluation of 310 clinical candidates, over a ten-year period, as a prerequisite to their entry into formal development. The candidate reviews spanned ten therapeutic areas and included several successful drugs such as Maraviroc®, Chantix®, and Zeljanz®. Mr. McGuirk is an expert on new molecular entity (“NME”) attributes needed for success in drug development.
Janelle R. Anderson, PhD has served as a Director since October 2021. She is currently the Chief Business Officer at F2G Inc. Prior to F2G, Ms. Anderson served as the Chief Business Officer to the Company from April 2021 to November 2021. She was formerly the Chief Strategy Officer at Century Therapeutics (2019 to 2021), where she drove the execution of deals and external partnerships that enabled Century’s scientific objectives and furthered its strategic goals. Prior to Century Therapeutics, Ms. Anderson was an Entrepreneur-in-Residence at Versant Ventures (2017 to 2019), where she was instrumental in establishing Century Therapeutics’ funding and core technology. Prior to Versant Ventures, Ms. Anderson was Managing Partner at CTI Life Sciences Fund (2014 to 2017), where she led U.S. biotech transactions. Prior to CTI Life Science Fund, Ms. Anderson worked at Merck (2008 to 2014), as a Finance Director and later as Managing Director of the MRL Ventures Fund, Merck’s therapeutic-focused venture group. Prior to Merck, Ms. Anderson held roles at Boston Consulting Group (2002 to 2004) before taking on various operational and deal-making positions in medical venture capital, including serving as interim Chief Executive Officer of Access Scientific while at Carrot Capital (2005 to 2007) (now known as Embark Healthcare). Ms. Anderson earned her B.Sc. in Chemistry (Honors) from McGill University, and A.M. and Ph.D. from the Department of Chemistry and Chemical Biology at Harvard University.
Thomas F. Ryan, Jr. has served as a Director since October 2021. He has approximately twenty years of business development, marketing and sales management experience in the life sciences sector. Mr. Ryan founded NavigatorBIO in October of 2017 and currently serves as its Chief Executive Officer. In that role, Mr. Ryan leads the operational and business development teams to help the company’s global clientele overcome challenges in brand recognition, market positioning, and business development. Prior to NavigatorBIO, Mr. Ryan served as the Director of Business Development at Eurofins Central Laboratory from November 2014 until October 2017. During his time at Eurofins, Mr. Ryan earned the “Business Development Representative of the Year” award in 2016 in recognition of his excellence in sales and participated on several steering committees. Prior to Eurofins, Mr. Ryan served as Strategic Account Manager for Lantheus Medical Imaging from May 2011 to May 2014. In that role, Mr. Ryan partnered with sales representatives to initiate, design and negotiate agreements with healthcare systems such as Yale New Haven Health, Columbia Presbyterian, Northwell Health and Mass General Brigham. For his efforts, Mr. Ryan earned the “Summit Award” in 2011 in recognition of his outstanding sales leadership and the “Lantheus Star Award” in 2013 in recognition of his exemplary commitment, contribution and leadership. Mr. Ryan began his career in the life sciences sector with Covidien, where his tenure ran from June 2003 through March 2011. Mr. Ryan was fortunate to have moved through various positions at Covidien that continuously increased his level of responsibility. He started as a Business Development Representative in the New York area, was eventually promoted to Sales Trainer and rounded out the last 3 years of his tenure as a Region Manager. Mr. Ryan led a sales team of several business development executives covering the Midwest market, and, in 2010, he earned Covidien’s “Sharp – Safety Manager of the Year” award. In addition to his strategy and business development background, Mr. Ryan has extensive experience with building teams and ensuring execution of sales plans. His career has focused on business and sales process optimization to ensure successful execution of corporate strategy in the most efficient manner possible.
Matthew Rossen, MBA has served as a Director since October 2021. He has 20 years’ experience in the pharmaceutical and biotech arena, working across multiple therapeutic categories including Anti-Infectives, Alzheimer’s, Cardiovascular, Hematology, Solid Tumor, and Sleep Science. From April 2019 until May 2021, Mr. Rossen was Vice President of Marketing at QED Therapeutics, a subsidiary of BridgeBio. From August 2010 until April 2019, Mr. Rossen held various roles at Jazz Pharmaceuticals, eventually becoming Senior Director of

New Product Planning. Prior thereto, from July 2001 to July 2010, Mr. Rossen worked at Pfizer Inc., where he spent 10 years in positions of increasing responsibility, ultimately becoming Senior Manager of Commercial Development for Dimebon, a neuroprotective drug. He holds a B.S. in Kinesiology and Applied Human Physiology from the University of Colorado and received his MBA from NYU’s Stern School of Business.
James P. Linton, PhD, MBA has served as a Director since April 2021. He has over thirty years of entrepreneur and executive experience in the biotechnology space, co-founding or serving as a co-founding management member of six companies and leading the operations, fund raising and business development efforts for several of these companies. Since September 2021, Mr. Linton has served as interim Chief Executive Officer of Resolute Bio, Inc., which focuses on developing novel human drug delivery and immunotolerance technology by coupling therapeutic peptides and proteins to circulating red blood cells. Among his previous start-ups, Mr. Linton co-founded (with Mr. Pelletier) Iridia Inc., a company developing DNA-based microchip data storage, where he served as the company’s Chief Executive Officer and chairman (2016 to 2017), and President and director (March 2016 through November 2019). During his tenure as Iridia’s Chief Executive Officer, Mr. Linton was responsible for raising more than $26 million, including investment capital from Western Digital Corporation. Also, in this role he oversaw all operations, financing efforts, financial management, intellectual property, human resources and investor relations. Currently, he serves as a director and Chief Executive Officer emeritus, collaborating with the Chief Executive Officer in fundraising, strategic planning and investor relations. In late 2020, Mr. Linton also co-founded New Frontier Bio, a biotechnology-driven health and wellness company, where he is a Director and serves as an Executive Consultant, supporting strategic planning and fundraising. Mr. Linton has successfully raised over $129 million in capital, negotiated over $298 million in deals, and has participated in a number of exits, including Protometrix Inc, Genicon Sciences, Axiom Biotechnologies and Owl Biomedical, Inc. Early in his career, Mr. Linton was a Post-Doctoral Fellow at Merck Research Laboratories working on molecular cloning of genes responsible for FK 506 induced immunosuppression. He obtained his M.B.A. from the University of California at Davis and his Ph.D. in Molecular Genetics from Emory University.
Frank C. Sciavolino, PhD has served as a Director since April 2021. He has extensive experience in the pharmaceutical industry, including a distinguished thirty-five year career at Pfizer Global Research & Development from 1968 to 2003. At Pfizer, Mr. Sciavolino held various management roles and responsibilities in drug discovery, development, registration and licensing, culminating in his role as Vice President of Research &Development Operations, in which he oversaw a team of more than one thousand scientists in the United States, Europe and Asia. He was responsible for two of Pfizer’s leading franchises, Zithromax and Celebrex. After leading the discovery chemistry team responsible for the initial macrolide antibiotic research, he served as principal investigator for the Phase I evaluation of eleven compounds in first-in-human (FIH) studies. This led to the identification and development of Zithromax, an antibiotic widely considered as one of the most important new drugs of the twentieth century, and one of the most commonly prescribed medications in the United States. He also played a major role in the licensing of Celebrex, a COX 2 inhibitor that reached several billion in peak annual sales globally. From 2003 until 2007, Mr. Sciavolino was Vice President of Product Development and Regulatory Affairs at Indigene Pharmaceuticals, at which he later served as Executive Vice President of Global Design and Development from 2007 to 2010. Between 2010 and 2013, Mr. Sciavolino served as a Senior Management and Board advisor at Max Zeller Söhne AG. In 2012, along with Drs. Gregory Gardiner, B. L. Mylari and Mr. Gary Mathias, Mr. Sciavolino co-founded Thetis Pharmaceuticals, a biotech company developing drugs for multiple diseases rooted in immune system deficits like cancers, respiratory conditions and gastro-intestinal disorders. As President and Chief Scientific Officer of Thetis, positions he has held since the founding of Thetis in 2012 to present, Mr. Sciavolino has pioneered the discovery and development of the HEALER platform, a technology that is enabling clinical evaluation of the extraordinarily potent Resolvins, an endogenous class of mediators that regulate both the innate and adaptive components of the immune system. Mr. Sciavolino has served on numerous editorial boards, including Annual Reports in Medicinal Chemistry, Antimicrobial Agents and Chemotherapy and the Journal of Antibiotics. Mr. Sciavolino has more than forty-eight issued patents and has a Ph.D. in organic chemistry from the University of Michigan and B.S. in Pharmacy from St. John’s University.

Strategic Advisors
In addition to the members of our management team, we have established a strategic advisory group for the purpose of assisting our executive officers with sourcing and evaluating business combination opportunities.
Our strategic advisory group currently consists of the following person:
Mohendra Moodley, Board advisor, is an investment professional with two decades of experience in financial services. He is a Director at Capricorn Commodities, a boutique investment and advisory business. Mohendra has extensive experience in trading, corporate finance, capital market arranging and funds management. He has been a key arranger and advisor to private and public companies on mid-market mergers and acquisitions and debt transactions centered in Australia, South Africa, the United States, Brazil, Indonesia, Chile and Hong Kong, in financial services, resources and technology. Mohendra has worked with a number of institutional investors across the world, including family offices, wealth managers, pension funds, credit funds, commercial banks, endowments, private equity groups, charities and multi strategy funds. Prior to Capricorn, Mohendra was a Director and Portfolio Manager at Taurus Funds Management, an Australian funds management firm. Prior to Taurus, Mohendra was at Macquarie Group in Australia in the Funds Management Division where he worked across various funds. Prior to joining Macquarie, Mohendra was a Partner at Craton Capital in South Africa, a specialist natural resources fund manager. Before Craton, Mohendra founded Knight Capital Management in August 2002 where he managed a South African hedge fund. Prior to Knight, Mohendra worked at UBS as a sell-side equity research analyst in South Africa, where he was a ranked analyst in various sectors including financial services, electronics and electrical. Mohendra holds a Bachelor of Commerce degree and an Honors degree (cum laude) from the University of Natal.
Jack A. Reynolds, DVM, DACLAM, DACVP and FIATP, Board advisor, is a founding Partner and Chairman Emeritus of the AnaBios Corporation and continues to serve as a director. He retired from Pfizer as Senior Vice President of R&D and Worldwide Head of Safety Sciences. Mr. Reynolds has over forty years of experience in the pharmaceutical industry, and has contributed to numerous development programs and drug approvals. At Pfizer, he worked to elucidate, understand, manage and mitigate the inherent risks of medicines. Mr. Reynolds has done extensive work in building partnerships with regulatory agencies, and has served leadership roles in professional societies, industry executive groups and scientific organizations. He is the founder and former Advisory Board Chair of the Drug Safety Executive Council, which now includes a membership of almost 2,000 industry professionals and plays a cross-industry role in collaboratively evaluating, validating and qualifying new technologies for safety testing and decision making. He remains an active consultant to the pharmaceutical industry, and his firm, JAReynolds & Associates, provides scientific and drug development support to clients both large and small. He is also a premier expert consultant for NDA Partners, a life sciences management consulting and contract development organization focused on providing product development and regulatory services to the pharmaceutical, biotechnology, and medical device industries worldwide. He is board certified in both Veterinary Pathology and Laboratory Animal Medicine and is a Fellow of the International Academy of Toxicological Pathologists. Mr. Reynolds, until recently, was an adjunct professor in the Division of Pharmacotherapy and Experimental Therapeutics at the School of Pharmacy, The University of North Carolina at Chapel Hill and is a long-standing member of the Scientific Advisory Committee of the Global Alliance for TB Drug Development.
Anthony Caggiano, MD PhD, Board advisor, has broad experience in the development of new medicines for neurological conditions. He is currently Chief Medical Officer and Head of Research and Development with NeuroTrauma Sciences. During his seventeen years at Acorda Therapeutics, Inc. the last three as Senior Vice President of Research and Development, Mr. Caggiano oversaw pre-clinical and clinical development programs in neurological conditions such as multiple sclerosis, stroke and spinal cord injury. In addition, he directed a team responsible for all aspects of early development through a combination of internal research efforts and external research collaborations. He built relationships with thought leaders, developed clinical trial strategies and participated in licensing activities. After Acorda Therapeutics, Mr. Caggiano was Chief Medical Officer of Cognition Therapeutics, which is developing CT1812 for Alzheimer’s disease, and served as acting President and Chief Medical Officer of Constant Pharmaceuticals and Chief Medical Officer of Aeromics, Inc., clinical-stage companies, respectively, developing candidates for central nervous system indications.
Thomas Hoxie, LLD, Board advisor, has approximately 35 years of experience in intellectual property law. Tom handles patent prosecution, licensing, litigation, and appeals. Tom has also served as an expert witness on patent and licensing matters in cases involving patent infringement, antitrust, licensing, and legal malpractice.

In 2004, Tom entered private practice as Founding Partner of Hoxie & Tso LLP, which became Hoxie & Associates LLC in 2007. Hoxie & Associates handles patent matters in the area of chemistry, pharmaceuticals and biotechnology. From 2003 to 2004, Tom was Vice President and Head of the US patent and Trademark Department for Novartis, a multi-national pharmaceutical company. From 1991 to 2004, Tom held a variety of positions at Novartis and its predecessor company, Sandoz, including Global Head of Intellectual Property Litigation for Novartis’s branded and generic pharmaceuticals and consumer businesses, Deputy Global Head of Pharmaceutical Patents, Head of Novartis’s Agricultural Biotechnology Patent Group in North Carolina, and pharmaceutical patent attorney at Sandoz in Basel, Switzerland. Prior to going in-house, Tom was a litigation attorney in private practice in Baltimore and Washington, D.C., and was lead counsel on a number of jury and bench trials. Tom has given numerous seminars on patent law to patent attorneys in the United States and Europe, he was a tutor in European patent law for the Centre d’Etudes Internationales de la Propriété Industrielle (CEIPI), Université de Strasbourg, Strasbourg, France, and he is a co-author of “Patents for Chemicals, Pharmaceuticals, and Biotechnology”, 6th ed., 2016, Oxford University Press.
Mark Zhu, PhD, MBA, Board advisor, is an investment professional with over ten years of investing experience in science-based companies. Since October 2016, Mr. Zhu has served as a director of Propel(x), a deep tech investment company, where he is responsible for deal sourcing, due diligence, and portfolio management. Since July 2017, Mark has also served as a Partner at Newton Fund, an affiliated fund managed by Propel(x). In the past five years, Mr. Zhu has invested in twenty-four deals, nine of which were in the healthcare sector. In addition to his roles at Propel(x) and Newton Fund, Mr. Zhu has served, since March 2019, as an Advisor at Lunewave, a radar sensor startup, and since August 2020, as an Advisor to AM Batteries, a battery manufacturing technology startup, which he also helped to launch. From October 2015 to September 2016, Mr. Zhu served as an Investment Director at Gibraltar Ventures (a subsidiary of Prudential Financial). Prior to his tenure at Gibraltar Ventures, Mr. Zhu held various investment roles at Connecticut Innovations (from July 2014 to October 2015) and DTE Energy Ventures (from 2008 to 2014). Mr. Zhu started his investment career as a cleantech investor and eventually became a generalist with a strong interest in science-based startups. Before Mr. Zhu’s investment career, he worked in technology development roles at United Technologies (from 2002 to 2008) and Praxair (from 1999 to 2002). Mr. Zhu received his B.S. in Chemical Engineering from the University of South Florida in 1996, Ph.D. in Chemical Engineering from Louisiana State University in 2000, and MBA from Carnegie Mellon University in 2007.
We may add additional members to the strategic advisory group from time to time. Unlike our management team, members of our strategic advisory group are not responsible for managing our day-to-day affairs and have no authority to engage in substantive discussions with business combination targets on our behalf.
We believe that the combination of our management team and board advisory group is an innovative approach to identifying potential high quality business combination targets and aligns incentives with our stockholders, providing us with distinctive and differentiated capabilities to create stockholder value.
Committees of the Board of Directors
Our board of directors has two standing committees: an audit committee and a compensation committee, both of which are composed solely of independent directors. Each committee operates under a charter that has been approved by our board of directors and has the composition and responsibilities described below. The charter of each committee is available to view at our website, www.montereybio.com, under the Investor Relations section.
Audit Committee
The members of our audit committee are Messrs. Rossen and Linton and Ms. Anderson. Mr. Rossen serves as chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Ms. Anderson qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Messrs. Rossen and Linton and Ms. Anderson meet the independent director standard under Nasdaq’s listing standards.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	setting clear hiring policies for employees or former employees of the independent auditors; and
•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.
Compensation Committee
The members of our compensation committee are Messrs. Sciavolino, Ryan and Rossen. Mr. Sciavolino serves as chairman of the compensation committee. Messrs. Sciavolino, Ryan and Rossen meet the independent director standard under Nasdaq’s listing standards.
We have adopted a compensation committee charter, which details the purpose and responsibilities of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and, either as a committee or together with the other independent directors (as directed by the board), determining and approving the compensation level (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser, and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.
Director Nominations
We have established a nominating and corporate governance committee of the Board of Directors, which consists of Messrs. Linton, Sciavolino and Ms. Anderson, each of whom is an independent director under Nasdaq’s listing standards. Mr. Linton is the chair of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The nominating and corporate governance committee considers persons identified by its members, management, stockholders, investment bankers and others.
The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee Charter, generally provide that persons to be nominated:
•	should have demonstrated notable or significant achievements in business, education or public service;
•
should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.
The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and corporate governance committee does not distinguish among nominees recommended by stockholders and other persons.
Code of Ethics, Corporate Governance Guidelines and Committee Charters
We have adopted a Code of Ethics (“Code of Ethics”) that applies to all of our executive officers, directors and employees. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have filed a copy of our Code of Ethics, our Audit Committee Charter and our Compensation Committee Charter as exhibits to our registration statement for our initial public offering. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. The information contained on or accessible through any website that we may maintain is not incorporated by reference into this proxy statement. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Executive Compensation
The following payments of consulting services fees have been paid by the Company or on the Company’s behalf since June 2021: (i) $13,500 per month to Marc F. Pelletier, our Chairman and Chief Executive Officer; (ii) $12,500 per month to Paul R. McGuirk, our Executive Vice President, Chief Development Officer and Director; (iii) $1,500 per month to Frank C. Sciavolino, a Director; (iv) $90,702 in total to David P. Jenkins, our

Chief Financial Officer; and (v) $12,500 in total to Janelle R. Anderson, a Director. In addition, Mr. Pelletier and Mr. McGuirk have received $2,500 and $300 per month, respectively, in medical allowance fees since October 2021. From November 2020 to June 2021, Gardiner Founder, LLC paid similar monthly amounts to Messrs. Pelletier and McGuirk. In addition, for each of their services as an officer of the Company, in 2021 Mr. Pelletier received a grant of an interest in 30,000 founder shares, Mr. McGuirk received a grant of an interest in 30,000 founder shares, Mr. Jenkins received a grant of an interest in 15,000 founder shares, and Ms. Anderson received a grant of an interest in 25,000 founder shares from Gardiner Sponsor, Chardan Gardiner and CCMAUS, collectively.
On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 50,000 founder shares to Mr. Linton and Mr. Sciavolino, with each receiving 25,000 founder shares. On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to Mr. Ryan. Additionally, on October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to Mr. Rossen.
Other than the $10,000 per month general and administrative services fee payable to Gardiner Sponsor, the $38,750.00 per month aggregate consulting fees payable to Mr. Jenkins, Drs. Pelletier, McGuirk, and Sciavolino, two payments of $6,250 to Ms. Anderson for her previous role as Chief Business Officer, and the $2,500 and $300 per month in medical allowance fees payable to Mr. Pelletier and Mr. McGuirk, and the grant of an interest in founder shares to the officers of the Company as discussed elsewhere in this proxy statement, respectively, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8 K, as required by the SEC.
Compensation Committee Interlocks and Insider Participation
None.

Report of the Audit Committee*
The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by the Audit Committee:
Matthew Rossen
James P. Linton
Janelle R. Anderson
* The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of November 23, 2022, with respect to the beneficial ownership of our common stock held by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of common stock; and
•	all our executive officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants included in our units or the private warrants as these warrants are not convertible or exercisable within 60 days of November 23, 2022.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Gardiner Healthcare Holdings, LLC(1)(2)	1,336,563	12.4%
Marc F. Pelletier(1)	—	—
David P. Jenkins(1)	—	—
Paul R. McGuirk(1)	—	—
Janelle R. Anderson(1)	—	—
Frank C. Sciavolino(1)(3)	25,000	*
James P. Linton(1)(3)	25,000	*
Thomas F. Ryan, Jr.(1)(3)	25,000	*
Matthew Rossen(1)(3)	25,000	*
All executive officers and directors as a group (8 individuals)	100,000	*
Holders of 5% or more of our common stock
Feis Equities LLC(4)	735,000	9.8%
Space Summit Capital LLC(5)	774,796	7.7%
Saba Capital Management GP, LLC; Saba Capital Management, L.P.; and Mr. Boaz Weinstein(6)	600,000	7.0%
MMCAP International Inc. SPC, and MM Asset Management Inc.(7)	550,000	5.1%
*	Less than 1%.
(1)	The business address of each of the individuals is c/o Gardiner Healthcare Acquisitions Corp., 3107 Warrington Road, Shaker Heights, Ohio 44120.
(2)
Gardiner Sponsor is the record holder of such shares. The business address of Gardiner Sponsor is 3107 Warrington Road, Shaker Heights, Ohio 44120. Gardiner Sponsor is a wholly-owned subsidiary of, and is managed by, Gardiner Founder, LLC (“Gardiner Founder”). Gardiner Founder is controlled by a board of managers that includes Messrs. Pelletier, McGuirk and Sciavolino. Messrs. Pelletier, McGuirk and Sciavolino are the three managers of Gardiner Founder. Any action by Gardiner Sponsor with respect to the founder shares held by it, including voting and dispositive decisions are made by a majority vote of the board of managers of Gardiner Founder. Accordingly, under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of Gardiner Founder’s managers, none of the managers of Gardiner Founder is deemed to be a beneficial owner of Gardiner Founder’s securities, except to the extent of any pecuniary interest they may have therein.

(3)	For each of Messrs. Sciavolino, Linton, Ryan and Rossen, the founder shares held include founder shares directly held by such individuals through stock grants for serving as an independent director.
(4)
Based solely on the Schedule 13G filed by Feis Equities LLC and Lawrence M. Feis with the Securities and Exchange Commission on December 30, 2021, pursuant to a Joint Filing Agreement, dated December 30, 2021, among such reporting persons, pursuant to which they agreed to file the Schedule 13G. The principal business address for each such security holder is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

(5)
Based solely on the Schedule 13G/A filed by the security holder with the Securities and Exchange Commission on February 3, 2022. The principal business address for the security holder is 15455 Albright Street, Pacific Palisades, CA 90272.

(6)
Based on the Schedule 13G filed by Saba Capital Management GP, LLC; Saba Capital Management, L.P.; and Mr. Boaz Weinstein with the Securities and Exchange Commission on December 30, 2021, pursuant to a Joint Filing Agreement, dated December 30, 2021, among such reporting persons, pursuant to which they agreed to file the Schedule 13G. The principal business address of each such security holder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)
Based solely on the Schedule 13G/A filed by MMCAP International Inc. SPC and MM Asset Management Inc. with the Securities and Exchange Commission on February 9, 2022. The address for MMCAP International Inc. SPC is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands, and the address for MM Asset Management Inc. is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1 Canada.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Certain Relationships and Related Transactions
On March 25, 2021, Gardiner Sponsor purchased 2,156,250 founder shares from us for $25,000, or approximately $0.012 per share. On April 9, 2021, Gardiner Sponsor sold (i) 388,125 founder shares to Chardan Gardiner and (ii) 366,562 founder shares to CCMAUS, in each case, for approximately $0.012 per share, resulting in Gardiner Sponsor holding a balance of 1,401,563 founder shares.
On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 50,000 founder shares to our independent directors, Mr. Linton and Mr. Sciavolino, with each independent director receiving 25,000 founder shares. On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to our independent director, Mr. Ryan. On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to our independent director, Mr. Rossen. Of the 100,000 founder shares granted to our independent directors, Gardiner Sponsor granted 65,000 founder shares, Chardan Gardiner granted 18,000 founder shares, and CCMAUS granted 17,000 founder shares, leaving Gardiner Sponsor, Chardan Gardiner and CCMAUS, respectively, with 1,336,563 founder shares, 370,125 founder shares, and 349,562 founder shares.
On March 25, 2021, we issued an unsecured promissory note to Gardiner Sponsor, pursuant to which we may borrow up to an aggregate principal amount of $300,000. The promissory note was amended and restated by that certain amended and restated promissory note, dated July 30, 2021, issued by us to Gardiner Sponsor, and further amended and restated by that certain second amended and restated promissory note, dated December 13, 2021, issued by us to Gardiner Sponsor (collectively, the “promissory note”). The promissory note was non-interest bearing and the Company owes $254,975 as of December 31, 2021.
The following payments of consulting services fees have been paid by the Company or on the Company’s behalf since June 2021: (i) $13,500 per month to Marc F. Pelletier, our Chairman and Chief Executive Officer; (ii) $12,500 per month to Paul R. McGuirk, our Executive Vice President, Chief Development Officer and Director; (iii) $1,500 per month to Frank C. Sciavolino, a Director; (iv) $90,702 in total to David P. Jenkins, our Chief Financial Officer; and (v) $12,500 in total to Janelle R. Anderson, a Director. In addition, Mr. Pelletier and Mr. McGuirk have received $2,500 and $300 per month, respectively, in medical allowance fees since October 2021. From November 2020 to June 2021, Gardiner Founder, LLC made similar monthly payments to Messrs. Pelletier and McGuirk. In addition, for each of their services as an officer of the Company, in 2021 Mr. Pelletier received a grant of an interest in 30,000 founder shares, Mr. McGuirk received a grant of an interest in 30,000 founder shares, Mr. Jenkins received a grant of an interest in 15,000 founder shares, and Ms. Anderson received a grant of an interest in 25,000 founder shares from Gardiner Sponsor, Chardan Gardiner and CCMAUS, collectively.
In order to meet our working capital needs following the consummation of our IPO and the Over-allotment Closing, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would be repaid upon consummation of our initial business combination, without interest.
The holders of our founder shares issued and outstanding on the date of this proxy statement, as well as the holders of the Private Placement Warrants (and all underlying securities) are entitled to registration rights pursuant to the registration rights agreement, dated December 21, 2021, which is filed as Exhibit 10.5 to our Current Report on Form 8 K filed with the Securities and Exchange Commission on December 27, 2021. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private warrants can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee are reviewed and approved by our Board of Directors, with any interested director abstaining from such review and approval.
Except as otherwise disclosed in this proxy statement, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our officers or directors who owned our shares of common stock, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).
All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.
Related Party Policy
Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer. In furtherance of our policies with respect to related party transactions, with respect to any initial business combination that we consider with an entity that is affiliated with any of our initial stockholders, directors or officers, to further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity affiliated with such parties unless (i) an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions on the type of target business we seek to acquire that such an initial business combination is fair to our unaffiliated stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and of our independent directors.

Furthermore, except as otherwise disclosed in our Annual Report on Form 10-K, in no event will any of our existing officers or directors, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.
Director Independence
Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Janelle R. Anderson, Frank C. Sciavolino, James P. Linton, Thomas F. Ryan, Jr. and Matthew Rossen are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
We will only enter into a business combination if it is approved by a majority of our independent directors. Additionally, we will only enter into transactions with our officers and directors and their respective affiliates that are on terms no less favorable to us than could be obtained from independent parties. Any related party transactions must be approved by our audit committee and a majority of disinterested directors.

STOCKHOLDER PROPOSALS
If the Extensions are approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the opening of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Gardiner Healthcare’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: GDNR.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC at (203) 658-9400.
WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Gardiner Healthcare Acquisitions Corp., 3107 Warrington Road, Shaker Heights, OH 44120, Attention: Marc F. Pelletier, Chief Executive Officer.
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than five business days prior to the special meeting.

ANNEX A

PROPOSED FORM OF
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GARDINER HEALTHCARE ACQUISITIONS CORP.

[•], 2022
Gardiner Healthcare Acquisitions Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1. The name of the Corporation is “Gardiner Healthcare Acquisitions Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 25, 2021. The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 21, 2021.
2. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) amends the Amended and Restated Certificate.
3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:
“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable) subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable) or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Gardiner Healthcare Holdings, LLC, Chardan Gardiner LLC, CCMAUS Pty Ltd (collectively the “Co-Sponsors”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” On December [21], 2022, the Corporation’s Stockholders approved an extension of the deadline to consummate an initial Business Combination from December 27, 2022 to March 27, 2023. In the event that the Corporation has not consummated an initial Business Combination by March 27, 2023, the Corporation may, by resolution of the Board if requested by the Corporation’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to three (3) times by an additional month each time (or up to June 27, 2023); provided that, pursuant to the Investment Management Trust Agreement entered into between the Corporation and Continental Stock Transfer & Trust Company on December 21, 2021, as amended, the only way to extend the time available for the Corporation to consummate its initial Business Combination is for the Corporation’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the Trust Account $100,000 (or an aggregate of $300,000 if the time to consummate a Business Combination is extended to June 27, 2023), on or prior to the date of the applicable deadline.”
5. The text of Section 9.2(d) is hereby amended and restated to read in full as follows:
“(d) In the event that the Corporation has not completed an initial Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.”
6. The text of Section 9.7 is hereby amended and restated to read in full as follows:
“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by March 27, 2023 (or up to June 27, 2023, as applicable) or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, Gardiner Healthcare Acquisitions Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.
GARDINER HEALTHCARE ACQUISITIONS CORP.

By:
Name: Marc Pelletier
Title: Chief Executive Officer

ANNEX B
PROPOSED TRUST AMENDMENT
THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2022, by and between Gardiner Healthcare Acquisitions Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated December 21, 2021, by and between the parties hereto (the “Trust Agreement”).
WHEREAS, a total of $87,112,500 was placed in the Trust Account from the IPO and sale of private warrants;
WHEREAS, the third recital to the Trust Agreement provides that the Business Combination is to be consummated within the initial 12 month period following the closing of the Offering, but that the Company may extend such period twice, by an additional three months for each extension period, for a total of up to 18 months, subject to the Sponsor or its affiliates or permitted designees depositing $750,000 (or up to $862,500 if the Underwriters’ over-allotment option is exercised in full) into the Trust Account;
WHEREAS, Section 6(d) of the Trust Agreement provides the Trust Agreement may only be amended with the approval of the holders of 65% or more of all of the outstanding shares of Common Stock (the “Consent of the Stockholders”);
WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and
WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Amendments to Trust Agreement.
(a) The first recital to the Trust Agreement is hereby amended and restated as follows:
WHEREAS, the Company’s registration statement on Form S-1, File No. 333-260422 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one redeemable warrant, each warrant entitling the holder thereof to purchase one share of Common Stock (such initial public offering hereinafter referred to as the “Offering”), has been declared effective as of the date hereof by the U.S. Securities and Exchange Commission
(b) The third recital to the Trust Agreement is hereby amended and restated as follows:
WHEREAS, if a Business Combination (as defined herein) is not consummated within the initial 12 month period following the closing of the Offering, upon the request of the Company’s co-sponsors (the “Sponsor”), the Company may extend such period for an additional three months, subject to the Co-Sponsors or their affiliates or permitted designees depositing $300,000 into the Trust Account no later than the 12 month anniversary of the Offering (the “Deadline”) for the three-month extension, and thereafter to extend the Deadline up to three (3) times by an additional one month each time (or up to June 27, 2023) by depositing into the Trust Account $100,000 for each additional one month extension (each, and collectively, an “Extension”); and
2. Miscellaneous Provisions.
2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this

Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.
GARDINER HEALTHCARE ACQUISITIONS CORP.

By:
Name:	Marc F. Pelletier
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:
Title:

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D93430-S56909

Gardiner Healthcare Acquisitions Corp.
Special Meeting of Stockholders
December 21, 2022 at 10:00 a.m. Eastern time
This proxy is solicited by the Gardiner Healthcare Acquisitions Corp. Board of Directors

The undersigned hereby appoints Marc F. Pelletier, David P. Jenkins, and Paul McGuirk, or any of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Gardiner Healthcare Acquisitions Corp. that the undersigned is entitled to vote at the Special Meeting of Stockholders of Gardiner Healthcare Acquisitions Corp. to be held on December 21, 2022 at 10:00 a.m. Eastern time, and at any adjournment or postponement thereof. Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our stockholders, we have decided to hold our special meeting via remote communication. You will be able to participate in the special meeting online, vote shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/GDNR2022SM. There is no physical location for the special meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors of Gardiner Healthcare Acquisitions Corp.